Exhibit 99.1

Hain Celestial Enhances Executive Leadership Team
Appoints Consumer Packaged Foods Executive Chris Boever to Chief Customer Officer
Robert Gulliver Hired to Become Chief Human Resources Officer
Lake Success, NY, January 7, 2019 - The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today announced the appointments of Chris Boever to the role of Chief Customer Officer and Robert Gulliver to Chief Human Resources Officer, both reporting directly to Mark Schiller, President and Chief Executive Officer, effective today.
In the role of Chief Customer Officer, Mr. Boever will be responsible for driving the sales and customer agenda in the United States, as well as helping ensure Hain Celestial transforms its innovation capabilities. As a result, Gary Tickle, Chief Executive Officer Hain Celestial North America, will leave the Company after a brief transition. With Mr. Tickle’s departure, the North American organizational structure will be streamlined and the CEO of North America role eliminated. Mr. Schiller and Mr. Boever will assume the majority of Mr. Tickle’s previous responsibilities.
Mr. Boever joins Hain Celestial with a demonstrated track record of executing strategic, customer-centric operational initiatives to deliver growth in sales and profitability. He has more than 20 years of consumer packaged foods industry experience where he served in executive roles at Pinnacle Foods, Inc., Conagra Brands, Inc. and Hormel Foods Corporation. Most recently, Mr. Boever served as Pinnacle Foods’ Executive Vice President and Chief Customer Officer and President of Foodservice where he was responsible for overseeing its multi-billion dollar businesses to reshape and reinvigorate growth.
Mr. Gulliver brings 25 years of human resources leadership experience from multi-billion dollar organizations, including The National Football League, Wells Fargo & Company, Citigroup Global Investment Management, Price Waterhouse Coopers and General Electric Capital Corporation. He joins Hain Celestial from The National Football League where he was responsible for developing and ensuring world-class human resources for the league, owners and clubs. Over his career, Mr. Gulliver has partnered with executive leadership teams to create robust talent management processes and programs both in the United States and internationally.
“I am excited to welcome Chris and Robert to the Hain Celestial leadership team,” said Schiller. “I have had the pleasure of previously working with Chris where he successfully executed significant business transformation initiatives, including developing a customer-centric culture focused on building brands through product innovation, margin enhancement and key metric accountability to generate stockholder value. Chris will be instrumental in reinvigorating our growth in the United States through his decades of experience and relationships with our customers. ”
Schiller continued, “Robert’s diverse resume will serve Hain Celestial well as we further cultivate our entrepreneurial culture and build a world class team across our global organization. People are our most important asset and Robert will be focused on sourcing and developing talent and building capabilities to support our growth agenda. Robert brings the experience and know-how to build a world class human resources function at Hain Celestial to help us build a high performance team, and support our transition to a disciplined, process driven organization.”
About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Almond Dream®, Arrowhead Mills®, Bearitos®, Better

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Bean®, BluePrint®, Casbah®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth’s Best®, Ella’s Kitchen®, Empire®, Europe’s Best®, Farmhouse Fare™, Frank Cooper’s®, FreeBird®, Gale’s®, Garden of Eatin’®, GG UniqueFiber™, Hain Pure Foods®, Hartley’s®, Health Valley®, Imagine™, Johnson’s Juice Co.™, Joya®, Kosher Valley®, Lima®, Linda McCartney® (under license), MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Plainville Farms®, Rice Dream®, Robertson’s®, Rudi’s Gluten-Free Bakery™, Rudi’s Organic Bakery®, Sensible Portions®, Spectrum® Organics, Soy Dream®, Sun-Pat®, Sunripe®, SunSpire®, Terra®, The Greek Gods®, Tilda®, Walnut Acres®, WestSoy®, Yorkshire Provender®, Yves Veggie Cuisine® and William’s™. The Company’s personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth’s Best®, JASON®, Live Clean® and Queen Helene® brands.
Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, portfolio performance and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors, include, among others, the Company’s beliefs or expectations relating to our ability to manage our supply chain effectively, changes in raw materials, freight, commodity costs and fuel, our ability to execute and realize cost savings initiatives, including, but not limited to, cost reduction initiatives under Project Terra and SKU rationalization plans, our ability to identify and complete acquisitions or divestitures and integrate acquisitions, and the other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and our quarterly reports. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.
Contact:
James Langrock / Katie Turner
The Hain Celestial Group, Inc.
516-587-5000

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com